[GRAPHIC OMITTED]




                               ACCUMULATOR LIFE(SM)

             A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE PLAN




                                  PREPARED FOR

                               MR. SAMPLE CLIENT





Presented by

MR. J. BROKER
EQUITABLE LIFE
1234 ANYSTREET

ANYTOWN, NY 11111
PHONE: (111) 222-3333
FAX: (111) 222-4444

copyright The Equitable Life Assurance Society of the United States New York, NY 10104 (212) 314-0600
                                 March 29, 2001



VLI-99-19(5/2000) Date prepared: 3/29/2001     V4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                       Quote ID: 20010329900001      Page 1 of 9

[GRAPHIC OMITTED]


          IMPORTANT INFORMATION YOU SHOULD KNOW ABOUT ACCUMULATOR LIFE(SM)




Thank you for your interest in Equitable's Accumulator Life(SM) a modified single premium variable life insurance policy. Accumulator Life(SM) is designed to provide you with a Guaranteed Minimum Death Benefit*, and many variable investment funding options.

[X] The following pages contain illustrations of death benefits, policy account values, and cash surrender values that are designed to show you how the performance of the variable investment options available with Accumulator Life could agent the cash surrender value and death benefit of your policy. These columns of numbers use hypothetical investment return assumptions, and are not intended as estimates of future performance of the investment option selected. As with any life insurance policy that utilizes variable investment options, Equitable is not able to predict the future performance of these investment options.

[X] ABOUT THE GUARANTEED MINIMUM DEATH BENEFIT:*

As reflected in this illustration, your policy's Guaranteed Minimum Death Benefit (GMDB) is equal to the initial premium adjusted for any partial withdrawals. Your policy's death benefit will never be less than the GMDB, regardless of investment performance, as long as any outstanding loan plus accrued loan interest does not exceed the cash surrender value. The amount of any outstanding loan and loan interest will be deducted from any death benefit proceeds we pay. The Policy will lapse at the point at which the loan exceeds the policys cash surrender value.

[X] IMPORTANT TAX INFORMATION:

Your policy will be a Modified Endowment Contract (MEC) unless it is issued pursuant to a Section 1035 Exchange under the Internal Revenue Code of a policy that is not a MEC and there is no reduction in benefits that would have caused your prior policy to become a MEC. A MEC deactivation affects the tax status of any distributions, including loans taken from the policy. There are many implications concerning MEC status that are more fully explained along with other tax information in the "Important Tax Information" section of this illustration and the tax section of your prospectus.



You may also wish to consult your tax advisor.

[X] PROSPECTUS HIGHLIGHTS

Please consult your prospectus for more complete information about Accumulator Life including the following topics:

o    Your Death Benefit

o    Making Loans and Withdrawals from Your Policy

o    Charges and Fees related to your Accumulator Life policy

o    Available Investment Options

o    Investment Strategies of the Investment Options

o    Tax Information including Treatment of Distributions


[X]
     This illustration must be preceded or accompanied by the current Accumulator Life Prospectus, which contains more complete information including fees and charges. Read the prospectus carefully before you invest or send money.





ACCUMULATOR LIFE IS ISSUED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (EQUITABLE), AND IS DISTRIBUTED BY AXA ADVISORS, LLC, NEW YORK, NY 10104
(212) 554-1234. ACCUMULATOR LIFE IS A REGISTERED SERVICE MARK OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES.

*MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. CERTAIN RESTRICTIONS APPLY.

VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 2 of 9

[GRAPHIC OMITTED]

                    ------------------------------------------------------------------------------------
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE                  ASSUMPTIONS
                    ------------------------------------------------------------------------------------

                    Prepared for:  Mr. Sample Client                    Initial Premium:  $75,000

                    Requested by: Mr. J. Broker                         Delivery State:  NY
                                                                        Male Age: 48
                    Date prepared: March 29, 2001                       Initial Death Benefit: $196,800

                    ------------------------------------------------------------------------------------



ACCUMULATOR LIFE(SM)


                                                   ILLUSTRATION OF POLICY VALUES AND BENEFITS

                                                  ASSUMING CURRENT CHARGES AND A HYPOTHETICAL
                                                  GROSS RATE OF RETURN OF 10.00% (7.45% Net)


-----------------------------------------------------------------------------------------------------------------------------------
FOOT    END OF      AGE     WITHDRAWAL    ANNUAL LOAN   TOTAL LOAN     TAXES ON         NET POLICY       NET CASH        NET DEATH
NOTE    YEAR                                                         LOANS/WITHDRAWALS    ACCOUNT      SURRENDER VALUE     BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
            1       49             0            0             0               0          79,290          71,790         208,058
----------------------------------------------------------------------------------------------------------------------------------
            2       50             0            0             0               0          83,802          76,677         213,444
----------------------------------------------------------------------------------------------------------------------------------
            3       51             0            0             0               0          88,546          81,796         218,885
----------------------------------------------------------------------------------------------------------------------------------
            4       52             0            0             0               0          93,526          87,157         224,461
----------------------------------------------------------------------------------------------------------------------------------
            5       53             0            0             0               0          98,749          92,749         230,183
----------------------------------------------------------------------------------------------------------------------------------
            6       54             0            0             0               0         104,218          98,968         236,054
----------------------------------------------------------------------------------------------------------------------------------
            7       55             0            0             0               0         109,953         106,203         242,006
----------------------------------------------------------------------------------------------------------------------------------
            8       56             0            0             0               0         116,003         173,753         248,246
----------------------------------------------------------------------------------------------------------------------------------
            9       57             0            0             0               0         122,386         121,636         254,807
----------------------------------------------------------------------------------------------------------------------------------
           10       58             0            0             0               0         129,120         129,120         261,726
----------------------------------------------------------------------------------------------------------------------------------
           11       59             0            0             0               0         136,225         136,225         268,907
----------------------------------------------------------------------------------------------------------------------------------
           12       60             0            0             0               0         143,720         143,720         276,374
----------------------------------------------------------------------------------------------------------------------------------
           13       61             0            0             0               0         151,628         751,628         284,000
----------------------------------------------------------------------------------------------------------------------------------
           14       62             0            0             0               0         159,972         159,972         292,108
----------------------------------------------------------------------------------------------------------------------------------
           75       63             0            0             0               0         168,774         168,774         300,586
----------------------------------------------------------------------------------------------------------------------------------
           16       64             0            0             0               0         178,067         178,061         309,469
----------------------------------------------------------------------------------------------------------------------------------
           17       65             0            0             0               0         187,858         187,858         318,796
----------------------------------------------------------------------------------------------------------------------------------
           78       66             0            0             0               0         198,195         198,195         328,607
----------------------------------------------------------------------------------------------------------------------------------
           19       67             0            0             0               0         209,101         209,101         338,952
----------------------------------------------------------------------------------------------------------------------------------
           20       68             0            0             0               0         220,606         220,606         349,667
----------------------------------------------------------------------------------------------------------------------------------
           21       69             0            0             0               0         232,745         232,745         360,987
----------------------------------------------------------------------------------------------------------------------------------
           22       70             0            0             0               0         245,552         245,552         372,993
----------------------------------------------------------------------------------------------------------------------------------
           23       71             0            0             0               0         259,063         259,063         385,486
----------------------------------------------------------------------------------------------------------------------------------
           24       72             0            0             0               0         273,318         273,318         398,497
----------------------------------------------------------------------------------------------------------------------------------
           25       73             0            0             0               0         288,357         288,357         412,350
----------------------------------------------------------------------------------------------------------------------------------
           26       74             0            0             0               0         304,224         304,224         426,826
----------------------------------------------------------------------------------------------------------------------------------
           27       75             0            0             0               0         320,963         320,963         442,287
----------------------------------------------------------------------------------------------------------------------------------
           28       76             0            0             0               0         338,624         338,624         458,836
----------------------------------------------------------------------------------------------------------------------------------
           29       77             0            0             0               0         357,257         357,257         476,223
----------------------------------------------------------------------------------------------------------------------------------
           30       78             0            0             0               0         376,914         376,914         494,512
----------------------------------------------------------------------------------------------------------------------------------


This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0%. See the "Important Information You Should Know," the "Applicable Footnotes," and the "Notes to Illustration" pages for an explanation of rates of return, figures shown, and other important policy and tax information. This sales illustration assumes the proposed owner is in a 28% income tax bracket, with other assumptions as stated and if the policy is a MEC and the policy owner is under age 59-1/2, it reflects a 10% federal tax penalty on the taxable amount of any loan withdrawal. This presentation must be preceded or accompanied by a prospectus containing detailed information about Accumulator Life including further tax information, and expenses.


VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 3 of 9

[GRAPHIC OMITTED]

                    ------------------------------------------------------------------------------------
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE                  ASSUMPTIONS
                    ------------------------------------------------------------------------------------

                    Prepared for:  Mr. Sample Client                    Initial Premium:  $75,000

                    Requested by: Mr. J. Broker                         Delivery State:  NY
                                                                        Male Age: 48
                    Date prepared: March 29, 2001                       Initial Death Benefit: $196,800

                    ------------------------------------------------------------------------------------



ACCUMULATOR LIFE(SM)


                                                   ILLUSTRATION OF POLICY VALUES AND BENEFITS

                                                  ASSUMING CURRENT CHARGES AND A HYPOTHETICAL
                                                  GROSS RATE OF RETURN OF 10.00% (7.45% Net)


-----------------------------------------------------------------------------------------------------------------------------------
FOOT    END OF      AGE     WITHDRAWAL    ANNUAL LOAN   TOTAL LOAN     TAXES ON         NET POLICY       NET CASH        NET DEATH
NOTE    YEAR                                                        LOANS/WITHDRAWALS    ACCOUNT      SURRENDER VALUE     BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
           31       79             0            0             0               0         397,654         397,654         513,769
-----------------------------------------------------------------------------------------------------------------------------------
           32       80             0            0             0               0         419,534         419,534         534,487
-----------------------------------------------------------------------------------------------------------------------------------
           33       81             0            0             0               0         442,619         442,619         555,930
-----------------------------------------------------------------------------------------------------------------------------------
           34       82             0            0             0               0         466,974         466,974         578,581
-----------------------------------------------------------------------------------------------------------------------------------
           35       83             0            0             0               0         492,669         492,669         602,534
-----------------------------------------------------------------------------------------------------------------------------------
           36       84             0            0             0               0         519,778         519,778         627,891
-----------------------------------------------------------------------------------------------------------------------------------
           37       85             0            0             0               0         548,378         548,378         654,763
-----------------------------------------------------------------------------------------------------------------------------------
           38       86             0            0             0               0         578,552         578,552         683,270
-----------------------------------------------------------------------------------------------------------------------------------
           39       87             0            0             0               0         610,387         610,387         713,542
-----------------------------------------------------------------------------------------------------------------------------------
           40       88             0            0             0               0         643,973         643,973         745,721
-----------------------------------------------------------------------------------------------------------------------------------
           41       89             0            0             0               0         679,407         679,407         779,959
-----------------------------------------------------------------------------------------------------------------------------------
           42       90             0            0             0               0         716,791         716,791         815,708
-----------------------------------------------------------------------------------------------------------------------------------
           43       91             0            0             0               0         756,232         756,232         853,030
-----------------------------------------------------------------------------------------------------------------------------------
           44       92             0            0             0               0         797,843         797,843         891,989
-----------------------------------------------------------------------------------------------------------------------------------
           45       93             0            0             0               0         841,744         841,744         932,652
-----------------------------------------------------------------------------------------------------------------------------------
           46       94             0            0             0               0         888,060         888,060         975,090
-----------------------------------------------------------------------------------------------------------------------------------
           47       95             0            0             0               0         936,925         936,925       1,018,438
-----------------------------------------------------------------------------------------------------------------------------------
           48       96             0            0             0               0         988,479         988,479       1,061,626
-----------------------------------------------------------------------------------------------------------------------------------
           49       97             0            0             0               0       1,042,869       1,042,869       1,106,484
-----------------------------------------------------------------------------------------------------------------------------------
           50       98             0            0             0               0       1,100,253       1,100,253       1,151,964
-----------------------------------------------------------------------------------------------------------------------------------
           51       99             0            0             0               0       1,160,793       1,160,793       1,200,260
-----------------------------------------------------------------------------------------------------------------------------------
           52       100            0            0             0               0       1,224,665       1,224,665       1,255,282
-----------------------------------------------------------------------------------------------------------------------------------


This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0%. See the "Important Information You Should Know," the "Applicable Footnotes," and the "Notes to Illustration" pages for an explanation of rates of return, figures shown, and other important policy and tax information. This sales illustration assumes the proposed owner is in a 28% income tax bracket, with other assumptions as stated and if the policy is a MEC and the policy owner is under age 59-1/2, it reflects a 10% federal tax penalty on the taxable amount of any loan withdrawal. This presentation must be preceded or accompanied by a prospectus containing detailed information about Accumulator Life including further tax information, and expenses.


VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 4 of 9

[GRAPHIC OMITTED]


                    ------------------------------------------------------------------------------------
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE                  ASSUMPTIONS
                    ------------------------------------------------------------------------------------

                    Prepared for:  Mr. Sample Client                    Initial Premium:  $75,000

                    Requested by: Mr. J. Broker                         Delivery State:  NY
                                                                        Male Age: 48
                    Date prepared: March 29, 2001                       Initial Death Benefit: $196,800

                    ------------------------------------------------------------------------------------


 ACCUMULATOR LIFE(SM)

                               --------------------------------------------------------------------------------
                                     ASSUMING GUARANTEED CHARGES               ASSUMING GUARANTEED CHARGES
                                       AND A HYPOTHETICAL GROSS                    AND A HYPOTHETICAL GROSS
                                RATE OF RETURN OF 0.00% (-2.32% NET)     RATE OF RETURN OF 6.00% (3.54% NET)
--------------------------------------------------------------------------------------------------------------
FOOT   END   AGE    LOAN/     NET POLICY     NET CASH    NET DEATH    NET POLICY    NET CASH    NET DEATH
NOTE    OF        WITHDRAWAL    ACCOUNT     SURRENDER     BENEFIT       ACCOUNT    SURRENDER     BENEFIT
       YEAR                      VALUE        VALUE                      VALUE       VALUE
--------------------------------------------------------------------------------------------------------------
         1    49      0         71,865       64,365      188,574      76,178        68,678       199,890
--------------------------------------------------------------------------------------------------------------
         2    50      0         68,842       61,717      175,340      77,352        70,227       197,015
--------------------------------------------------------------------------------------------------------------
         3    51      0         65,927       59,177      162,971      78,522        71,772       194,105
--------------------------------------------------------------------------------------------------------------
         4    52      0         63,114       56,739      151,473      79.682        73,307       191,236
--------------------------------------------------------------------------------------------------------------
         5    53      0         60,398       54,398      140,788      80,829        74,829       188,413
--------------------------------------------------------------------------------------------------------------
         6    64      0         57,774       52,524      130,858      81.957        76,707       185,633
--------------------------------------------------------------------------------------------------------------
         7    55      0         55,238       51,488      121,579      83,062        79,312       182,819
--------------------------------------------------------------------------------------------------------------
         8    56      0         52,789       50,539      112,968      84,142        81,892       180,064
--------------------------------------------------------------------------------------------------------------
         9    57      0         50,424       49,674      104,983      85,196        84,446       177,378
--------------------------------------------------------------------------------------------------------------
        10    58      0         48,145       48,145       97,589      86,226        86,226       174,780
--------------------------------------------------------------------------------------------------------------
        11    59      0         45,949       45,949       90.703      87.232        87,232       172,196
--------------------------------------------------------------------------------------------------------------
        12    60      0         43,835       43,835       84,295      88,213        88,213       169,634
--------------------------------------------------------------------------------------------------------------
        13    61      0         41,802       41,802       78,295      89,169        89,169       167,014
--------------------------------------------------------------------------------------------------------------
        14    62      0         39,833       39,833       75,000      90,093        90,093       164,510
--------------------------------------------------------------------------------------------------------------
        15    63      0         37,840       37,840       75,000      90,980        90,980       162,035
--------------------------------------------------------------------------------------------------------------
        16    64      0         35,803       35,803       75,000      91,823        91,823       159,588
--------------------------------------------------------------------------------------------------------------
        17    65      0         33,707       33,707       75,000      92,617        92,617       157,171
--------------------------------------------------------------------------------------------------------------
        18    66      0         31,532       31,532       75,000      93,360        93,360       154,790
--------------------------------------------------------------------------------------------------------------
        19    67      0         29,265       29,265       75,000      94,052        94,052       152,458
--------------------------------------------------------------------------------------------------------------
        20    68      0         26,885       26,885       75,000      94,698        94,698       150,097
--------------------------------------------------------------------------------------------------------------
        21    69      0         24,372       24,372       75,000      95,300        95,300       147,811
--------------------------------------------------------------------------------------------------------------
        22    70      0         21,699       21,699       75,000      95,856        95,856       145,606
--------------------------------------------------------------------------------------------------------------
        23    71      0         18,828       18,828       75,000      96,363        96,363       143,388
--------------------------------------------------------------------------------------------------------------
        24    72      0         15,711       15,711       75,000      96,814        96,814       141,154
--------------------------------------------------------------------------------------------------------------
        25    73      0         12,283       12,283       75,000      97,197        97,197       138,992
--------------------------------------------------------------------------------------------------------------
        26    74      0          8,464        8,464       75,000      97,505        97,505       136,799
--------------------------------------------------------------------------------------------------------------
        27    75      0          4,163        4,163       75,000      97,729        97,729       134,670
--------------------------------------------------------------------------------------------------------------
  E     28    76      0              0            0       75,000      97,867        97,867       132,610
--------------------------------------------------------------------------------------------------------------
  E     29    77      0              0            0       75,000      97,928        97,928       130,538
--------------------------------------------------------------------------------------------------------------
  E     30    78      0              0            0       75,000      97,922        97,922       128,474
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------
          ASSUMING GUARANTEED CHARGES
           AND A HYPOTHETICAL GROSS
      RATE OF RETURN OF 10.00% (7.45% NET)
-------------------------------------------------
 NET POLICY      NET CASH      NET DEATH
  ACCOUNT      SURRENDER       BENEFIT
   VALUE         VALUE
-------------------------------------------------
   79,053       71,553        207,434
-------------------------------------------------
   83,301       76,176        212,166
-------------------------------------------------
   87,752       81,002        216,922
-------------------------------------------------
   92,409       86,034        221,782
-------------------------------------------------
   97,277       91,277        226,754
-------------------------------------------------
  102,358       97,108        231,840
-------------------------------------------------
  107,652      103,902        236,942
-------------------------------------------------
  113,168      110,918        242,180
-------------------------------------------------
  118,910      118,160        247,571
-------------------------------------------------
  124,890      124,890        253,151
-------------------------------------------------
  131,115      131,115        258,821
-------------------------------------------------
  137,594      137,594        264,594
-------------------------------------------------
  144,335      144,335        270,339
-------------------------------------------------
  151,334      151,334        276,336
-------------------------------------------------
  158,591      158,591        282,450
-------------------------------------------------
  166,101      166,101        288,683
-------------------------------------------------
  173,861      173,861        295,042
-------------------------------------------------
  181,869      181,869        301,539
-------------------------------------------------
  190,133      190,133        308,205
-------------------------------------------------
  198,664      198,664        314,883
-------------------------------------------------
  207,473      207,473        321,790
-------------------------------------------------
  216,559      216,559        328,953
-------------------------------------------------
  225,919      225,919        336,168
-------------------------------------------------
  235,543      235,543        343,422
-------------------------------------------------
  245,401      245,401        350,923
-------------------------------------------------
  255,468      255,468        358,422
-------------------------------------------------
  265,719      265,719        366,161
-------------------------------------------------
  276,138      276,138        374,167
-------------------------------------------------
  286,737      286,737        382,220
-------------------------------------------------
  297,541      297,541        390,374
-------------------------------------------------




This is not an illustration of actual performance. Values shown are not guaranteed. See the "Important Information You Should Know," the "Applicable Footnotes;" and the "Notes to Illustration" pages for an explanation of rates of return, figures shown, and other important policy and tax information. This presentation must be preceded or accompanied by a prospectus containing detailed information about Accumulator Life including further tax information, and expenses.

VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 5 of 9

[GRAPHIC OMITTED]


                    ------------------------------------------------------------------------------------
                         MODIFIED SINGLE PREMIUM VARIABLE LIFE                  ASSUMPTIONS
                    ------------------------------------------------------------------------------------

                    Prepared for:  Mr. Sample Client                    Initial Premium:  $75,000

                    Requested by: Mr. J. Broker                         Delivery State:  NY
                                                                        Male Age: 48
                    Date prepared: March 29, 2001                       Initial Death Benefit: $196,800

                    ------------------------------------------------------------------------------------

 ACCUMULATOR LIFE(SM)
                                      ILLUSTRATION OF POLICY VALUES AND BENEFITS
                               ------------------------------------     --------------------------------------
                                 ASSUMING GUARANTEED CHARGES                   ASSUMING GUARANTEED CHARGES
                                   AND A HYPOTHETICAL GROSS                       AND A HYPOTHETICAL GROSS
                            RATE OF RETURN OF 0.00% (-2.32% NET)           RATE OF RETURN OF 6.00% (3.54% NET)
--------------------------------------------------------------------------------------------------------------
FOOT   END   AGE    LOAN/     NET POLICY     NET CASH    NET DEATH    NET POLICY    NET CASH    NET DEATH
NOTE    OF        WITHDRAWAL    ACCOUNT     SURRENDER     BENEFIT       ACCOUNT    SURRENDER     BENEFIT
       YEAR                      VALUE        VALUE                      VALUE       VALUE
--------------------------------------------------------------------------------------------------------------
E       31    79      0              0            0       75,000      97,863        97,863       126,439
--------------------------------------------------------------------------------------------------------------
E       32    80      0              0            0       75,000      97,750        97,750       124,533
--------------------------------------------------------------------------------------------------------------
E       33    81      0              0            0       75,000      97,590        97,590       122,573
--------------------------------------------------------------------------------------------------------------
E       34    82      0              0            0       75,000      97,380        97,380       120,654
--------------------------------------------------------------------------------------------------------------
E       35    83      0              0            0       75,000      97,110        97,110       118,766
--------------------------------------------------------------------------------------------------------------
E       36    84      0              0            0       75,000      96,771        96,771       116,899
--------------------------------------------------------------------------------------------------------------
E       37    85      0              0            0       75,000      96,361        96,361       115,055
--------------------------------------------------------------------------------------------------------------
E       38    86      0              0            0       75,000      95,885        95,885       113,240
--------------------------------------------------------------------------------------------------------------
E       39    87      0              0            0       75,000      95,351        95,351       111,465
--------------------------------------------------------------------------------------------------------------
E       40    88      0              0            0       75,000      94,768        94,768       109,742
--------------------------------------------------------------------------------------------------------------
E       41    89      0              0            0       75,000      94,143        94,143       108,076
--------------------------------------------------------------------------------------------------------------
E       42    90      0              0            0       75,000      93,498        93,498       106,401
--------------------------------------------------------------------------------------------------------------
E       43    91      0              0            0       75,000      92,857        92,857       104,743
--------------------------------------------------------------------------------------------------------------
E       44    92      0              0            0       75,000      92,239        92,239       103,123
--------------------------------------------------------------------------------------------------------------
E       45    93      0              0            0       75,000      91,659        91,659       101,559
--------------------------------------------------------------------------------------------------------------
E       46    94      0              0            0       75,000      91,126        91,126       100,057
--------------------------------------------------------------------------------------------------------------
E       47    95      0              0            0       75,000      90,654        90,654        98,541
--------------------------------------------------------------------------------------------------------------
E       48    96      0              0            0       75,000      90,269        90,269        96,949
--------------------------------------------------------------------------------------------------------------
E       49    97      0              0            0       75,000      89,897        89,897        95,380
--------------------------------------------------------------------------------------------------------------
E       50    98      0              0            0       75,000      89,444        89,444        93,648
--------------------------------------------------------------------------------------------------------------
E       51    99      0              0            0       75,000      88,632        88,632        91,645
--------------------------------------------------------------------------------------------------------------
E       52   100      0              0            0       75,000      88,622        88,622        90,838
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------
          ASSUMING GUARANTEED CHARGES
           AND A HYPOTHETICAL GROSS
      RATE OF RETURN OF 10.00% (7.45% NET)
-------------------------------------------------
 NET POLICY      NET CASH      NET DEATH
  ACCOUNT      SURRENDER       BENEFIT
   VALUE         VALUE
-------------------------------------------------
  308,585      308,585        398,692
-------------------------------------------------
  319,860      319,860        407,502
-------------------------------------------------
  331,390      331,390        416,226
-------------------------------------------------
  343,157      343,157        425,171
-------------------------------------------------
  355,120      355,120        434,312
-------------------------------------------------
  367,235      367,235        443,620
-------------------------------------------------
  379,481      379,481        453,100
-------------------------------------------------
  391,856      391,856        462,782
-------------------------------------------------
  404,382      404,382        472,723
-------------------------------------------------
  417,079      417,079        482,978
-------------------------------------------------
  429,963      429,963        493,598
-------------------------------------------------
  443,136      443,136        504,289
-------------------------------------------------
  456,707      456,707        515,165
-------------------------------------------------
  470,789      470,789        526,342
-------------------------------------------------
  485,486      485,486        537,918
-------------------------------------------------
  500,877      500,877        549,963
-------------------------------------------------
  517,087      517,087        562,073
-------------------------------------------------
  534,323      534,323        573,863
-------------------------------------------------
  552,202      552,202        585,886
-------------------------------------------------
  570,159      570,159        596,956
-------------------------------------------------
  586,301      586,301        606,236
-------------------------------------------------
  608,365      608,365        623,574
-------------------------------------------------

This is not an illustration of actual performance. Values shown are not guaranteed. See the ``Important Information You Should Know,'' the ``Applicable Footnotes,'' and the ``Notes to Illustration'' pages for an explanation of rates of return, figures shown, and other important policy and tax information. This presentation must be preceded or accompanied by a prospectus containing detailed information about Accumulator Life including further tax information, and expenses.

VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 6 of 9

[GRAPHIC OMITTED]



                                                            Accumulator Life(SM)

                            APPLICABLE FOOTNOTES PAGE



FOOTNOTES ARE ILLUSTRATED IN ORDER OF OCCURRENCE FOR THE RANGE OF YEARS FOR WHICH THEY ARE APPLICABLE

ASSUMING GUARANTEED CHARGES
---------------------------

Footnote: E 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44,
45, 46, 47, 48, 49, 50, 51, 52

FOOTNOTE: EXPLANATION OF FOOTNOTE(S) USED IN THIS ILLUSTRATION:
---------------------------------------------------------------

     E       WHERE ZERO NET CASH SURRENDER VALUE IS SHOWN, THE POLICY IS BEING
KEPT IN-FORCE UNDER THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION.

We charge on a current basis a percentage of the Policy Account value for cost of Insurance. This charge will never exceed the maximum guaranteed cast based on the net amount at risk. The net amount at risk is based on the difference between the death benefit and the policy account value. The use of a percentage of the Policy Account value is done for simplicity and may not always bear a close relationship to the actual cast of producing the coverage. Changes in this insurance charge will be based on our expectations of future investment earnings, mortality, persistency, expenses and taxes. Such changes may also be affected by past investment performance to the extent that it affects our expectations as to the future insurance risk. For example, we may increase the percentage of Policy Account value used in determining the insurance charge solely as a result of poor past investment performance. Policy Loan Interest accrues daily at an annual interest rate of 6%. You have a right to examine your policy and if for any reason you are not satisfied with it, you may cancel it by returning this policy with a written request for cancellation sent to our administrative offices by the 10th day after you receive the policy. If you do this, we will refund the premium that was paid, minus any policy loan and accrued loan interest.

BASED ON OUR UNDERSTANDING OF THE CURRANT TAX LAWS, THE POLICY ILLUSTRATED HERE
                    IS A MODIFIED ENDOWMENT CONTRACT (MEC).

     THIS ILLUSTRATION ASSUMES A CLIENT 28% INCOME TAX BRACKET, WITH OTHER
                             ASSUMPTIONS AS STATED.








See the "Important Information You Should Know," the "Applicable Footnotes" and the "Notes to Illustration" pages for an explanation of roles of return, figures shown, and other important policy and tax information. This presentation must be preceded or accompanied by a prospectus containing detailed information about Accumulator Life including further tax information and expenses. This is an illustration only, and is not intended to predict actual performance. Values set forth are not guaranteed.


VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 7 of 9


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                                                            ACCUMULATOR LIFE(SM)

                              NOTES TO ILLUSTRATION

You may request an illustration that assumes a hypothetical investment return ranging from 6.01% to 12.00%. The illustrations are based on hypothetical constant rates of return and do not illustrate the fluctuations in Death Benefit, Policy Account Values, and Cash Surrender Value that can occur in an actual policy. Values shown are not guaranteed. Because the values of the variable investment options vary up and down, the insurance benefits of this policy will also vary.

Policy values, death benefits, and ages shown are as of the end of the policy year. All loans and withdrawals are assumed to be taken at the beginning of the policy year. Monthly charges are deducted from the Policy Account until age 100.

SURRENDER CHARGE: The difference between the Net Policy Account and the Net Cash Surrender value is a Surrender Charge. A Surrender Charge will apply during the first 9 years if the policy is terminated, surrendered or a withdrawal is taken in excess of 15% of the unloaned Policy Account value at the end of the previous year. See the prospectus for details.

The "ASSUMING CURRENT CHARGES" illustration is based upon the current policy charges and current interest rates on loan amounts as declared by the Equitable Life Assurance Society's Board of Directors, and applicable to policies issued as of the preparation date shown below. "Current charges" and current interest rates on loaned amounts are not guaranteed and may be changed at the discretion of the Board of Directors.

The "ASSUMING GUARANTEED CHARGES" illustration uses the guaranteed maximum charges.

NET RATES OF RETURN SHOWN ON THE ILLUSTRATION take into consideration an assumed daily charge equivalent to an annual charge of .63% for investment advisory services (management fee), .31% for other estimated Trust expenses (including 12b-1 distribution fees), plus the daily charge for mortality and expense risks. The actual charge for advisory services varies with the investment option selected, and currently ranges from .25% to 1.15%. The actual charge for Trust expenses varies with the investment option selected, and currently ranges from
 .25% to .60%. The charge for mortality and expense risks is equivalent to an annual charge of 1.35%. The illustration also reflects that no charge is currently made to the Separate Account for Federal income taxes.

IMPORTANT TAX INFORMATION AND INFORMATION ON POLICY LOANS AND WITHDRAWALS:
Unless your policy was acquired solely as a result of a tax free exchange under Internal Revenue Code Section 1035 of another life policy which was not itself a modified endowment contract (a "MEC"), your policy will be classified as a MEC. A MEC classification affects the tax status of any distributions taken from the policy. Distributions taken from a MEC policy (loans or partial withdrawals) will first be taxed as ordinary income to the extent your policy has a gain, that is, the policy account value exceeds your tax basis in your policy. An amount withdrawn in excess of the gain will be considered an income tax free return of premiums paid and will reduce your remaining tax basis in your policy. You will also be subject to tax on any gain in your policy upon a surrender of the policy. If the policy owner is under age 59-1/2, a 10% penalty tax will generally be imposed by the IRS on the taxable amount of gain due to any loan, partial withdrawal or surrender. See the tax section of your prospectus for further important tax information. If you acquired your policy solely as a result of a tax-free exchange of another policy which was not itself a MEC, your new policy will generally not be considered a modified endowment contract (a "MEC"). Certain exceptions may apply where the death benefit provided under your new policy results in a reduction of benefits which would have caused your old policy to have become a MEC. For contracts which are not classified as MEC's, under current Federal tax rules, during the first fifteen years of policy, a partial withdrawal will generally be taxable to the extent there is gain in the policy. That is, to the extent, your policy account value exceeds your tax basis in the contract. After 15 years, partial withdrawals will generally be income tax free up to your basis in the contract. Your basis will generally be equal to premiums paid less cumulative amounts received income tax-free. Because your contract would have been acquired under an exchange of another life contract, the tax basis is carried over from your former policy. Loans you take will be free of current income tax as long as the policy remains in effect until the insured's death, does not lapse or mature, and does not become a MEC. This assumes the loan will eventually be satisfied from income tax-free death proceeds. See the tax section of your prospectus for further important tax information.

Loans and withdrawals reduce the policy's cash value and death benefit and loans increase the chance that the policy may lapse. If the policy lapses or is surrendered, the loan balance at such time would generally be viewed as distributed and taxable under the general rules for distributions of policy cash values. A policy loan will have a permanent effect on benefits under an Accumulator Life policy. The loaned amount is not available for investment in the Separate Account investment options. Variable investment returns apply only to the unloaned portion of the policy account. The Net Policy Account, Net Cash Surrender Value and the Net Death Benefit shown are net of policy loans and withdrawals.

        VLI-99-19 (5/2000) Date prepared: 3/29/2001 v4.09
    THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                Quote ID: 20010329900001

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                                                            ACCUMULATOR LIFE(SM)

                            IMPORTANT CONFIRMATIONS

PREPARED FOR: MR. SAMPLE CLIENT         POLICY# (iF KNOWN):____________________



THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
212-554-1234


          I UNDERSTAND THAT EQUITABLE IS RELYING ON ME TO CONFIRM THE FOLLOWING INFORMATION IN ISSUING THIS POLICY.

_____ I intend to replace (lapse, exchange, change, surrender, withdraw or borrow from) an existing insurance policy or annuity contract in connection with purchasing this policy. I have provided information about the existing policy or annuity contract on the application as required.

_____ I have received a copy of all 9 pages of this illustration. I have reviewed the illustration and understand:

          o    Its purpose is to help me understand how the policy works.

          o    That actual policy values will be different from those shown.

          o    This illustration is not part of the insurance contract.

          o That any non-guaranteed elements illustrated are subject to change and could be higher or lower and that policy values will be affected by loans or withdrawals or other policy changes that I make.

_____ I acknowledge that the policy I am purchasing will be a Modified Endowment Contract (MEC).

I UNDERSTAND THAT IF THE INFORMATION ON THIS ILLUSTRATION DOES NOT CONFORM TO THE POLICY THAT IS ULTIMATELY ISSUED, FOR EXAMPLE, THE AMOUNT OF THE PREMIUM
    IS DIFFERENT, I WILL RECEIVE A NEW ILLUSTRATION THAT MATCHES THE POLICY.



______________________________________       ____________________________
Signature of Applicant                       Date



______________________________________       ____________________________
Signature of Policyowner, if different       Date


_____ I certify that this illustration has been presented to the applicant and that I have explained that any non-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

          The illustration presented to the applicant [      [ ] does  [ ] does
          not] conform to the policy as applied for:



J. BROKER      ___________________________________     _____    _______________
EQUITABLE LIFE Signature of Financial Professional     Code      Date
1234 ANYSTREET
ANYTOWN, NY 11111
PHONE: (111) 222-3333 FAX: (111) 222-4444

    PLEASE REFER TO THE PROSPECTUS FOR A COMPLETE LISTING OF POLICY CHARGES.
                  FOR QUESTIONS REGARDING THIS ACCUMULATOR LIFE
           ILLUSTRATION, PLEASE CONTACT YOUR FINANCIAL PROFESSIONAL.

Accumulator Life is issued by The Equitable Life Assurance Society of the United States (Equitable), and is distributed by AXA Advisors, LLC, New York, NY 10104,
(212) 554-1234. Accumulator Life is policy form 99-100 in most jurisdictions.

VLI-99-19 (5/2000)  Date prepared: 3/29/2001   v4.09
         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES.
                                        Quote ID: 200103299900001    Page 9 of 9